Exhibit 10.6

EXECUTION COPY

AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of November __, 2022, by and among KASPIEN INC., a Washington corporation (f/k/a Etailz Inc.) (the “Borrower”), KASPIEN HOLDINGS INC., a New York corporation (f/k/a Trans World Entertainment Corporation) (the “Parent”), the Lenders party hereto, and ECLIPSE BUSINESS CAPITAL LLC (f/k/a Encina Business Credit, LLC), as agent for the Lenders (in such capacity, the “Agent”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as defined below.

RECITALS

WHEREAS, the Parent, the Borrower, the Lenders and Agent are parties to that certain credit facility provided by the Agent and the Lenders to the Borrower pursuant to that certain Loan and Security Agreement, dated as of February 20, 2020 (as amended, modified, supplemented, extended, renewed, restated, or replaced from time to time, the “Loan Agreement”);

WHEREAS, the Parent and the Borrower have agreed to the modifications to the Loan Agreement as set forth herein, subject to the terms and conditions set forth herein; and

NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by the Borrower, the Agent, and the Lenders from a continuing relationship under the Loan Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

1.
Amendment to Loan Agreement.  The Loan Agreement is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

2.
Representations and Warranties.  Each of the Parent and the Borrower hereby represents and warrants that, after giving effect to this Amendment: (i) no Default or Event of Default exists under the Loan Agreement or any other Loan Document, (ii) each of the Parent and the Borrower has the full power and authority to execute, deliver, and perform its respective obligations under, the Loan Agreement and the other Loan Documents, as amended by this Amendment and the amendments to the other Loan Documents, and (iii) the representations and warranties contained or referred to in Section 7 of the Loan Agreement and the other Loan Documents are true and accurate in all material respects as of the date of this Amendment (or, to the extent any such representations or warranties are expressly made solely as of an earlier date, such representations and warranties are true and correct as of such earlier date).

3.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent (or waived by Agent):

a.	The Agent shall have received counterparts of this Amendment duly executed by each of the parties hereto.

b.	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken.

4.	Reserved.

5.	Miscellaneous.

a.
This Amendment shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed therein without regard to conflict of law principles.  Further, the law of the State of New York shall apply to all disputes or controversies arising out of or connected to or with this Amendment without regard to conflict of law principles. All parts of the Loan Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Loan Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail. Upon the execution of this Amendment, unless expressly indicated otherwise, all references to the Loan Agreement in that document, or in any related document, shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Loan Agreement, and, except as specifically provided in this Amendment, the Loan Agreement shall remain in full force and effect.

b.
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the Borrower, the Parent, the Agent and the Lenders, in accordance with the Loan Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

BORROWER:

KASPIEN INC. (f/k/a Etailz Inc.)

By:
Name:
Title:

PARENT:

KASPIEN HOLDINGS INC. (f/k/a Trans World Entertainment Corporation)

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Loan and Security Agreement]

AGENT:

ECLIPSE BUSINESS CAPITAL LLC

By:
Name:
Title:

LENDER:

ECLIPSE BUSINESS CAPITAL SPV, LLC

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Loan and Security Agreement]

EXHIBIT A

See Attached Composite Loan and Security Agreement